Exhibit 10.24
Execution Copy
Amendment No. 1
TO
Credit Agreement
          Amendment No. 1, dated as of March 30, 2006 (this “Amendment”), to the Credit Agreement, dated as of March 20, 2006 (the “Credit Agreement”), among Affiliated Computer Services, Inc., a Delaware corporation (the “Company”), ACS Commercial Solutions, Inc., a Nevada corporation, ACS Education Services, Inc., a Delaware corporation, ACS Enterprise Solutions, Inc., a Delaware corporation, ACS HR Solutions, LLC, a Pennsylvania limited liability company, ACS Outsourcing Solutions, Inc., a Michigan corporation, ACS State & Local Solutions, Inc., a New York corporation, ACS State Healthcare, LLC, a Delaware limited liability company, ACS TradeOne Marketing, Inc., a Delaware corporation, Buck Consultants, LLC, a Delaware limited liability company, ACS Worldwide Lending Limited, a limited company organized under the laws of England and Wales, and each other Subsidiary Borrower party thereto from time to time, the Lenders and Issuers party thereto from time to time, and Citicorp USA, Inc. (“Citicorp”), as agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H :
          WHEREAS, the Company has requested an amendment to the Credit Agreement as herein set forth; and
          WHEREAS, the Company, the Administrative Agent and the Term Loan Lenders signatory hereto have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided; and
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to the Credit Agreement. As of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
          (a) By deleting clause (a) of the definition of “Applicable Margin” in its entirety and inserting in lieu thereof the following:
          “(a) with respect to Term Loans (i) maintained as Base Rate Loans, 0.50% per annum and (ii) maintained as Eurocurrency Rate Loans, 1.50% per annum; and”
          (b) By deleting clause (D) of Section 2.1(d)(ii) in its entirety and inserting in lieu thereof the following:
          “(D) unless otherwise agreed to by the Administrative Agent, the interest rate or margin applicable to the additional term loans under such Securities Repurchase Increase shall not be higher than the interest rate or Applicable Margin applicable to the Term Loans prior to giving effect to such Securities Repurchase Increase,”.

     Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent shall have received the following in form and substance satisfactory to Administrative Agent:
          (a) Counterparts of this Amendment duly executed by the Administrative Agent, the Term Loan Lenders party hereto and each of the Loan Parties;
          (b) Such other items from the Loan Parties as the Administrative Agent may reasonably request in writing; and
          (c) All fees and expenses of the Administrative Agent and the Lenders due and payable by the Company pursuant to the Loan Documents as of the date hereof, including, without limitation, all costs, fees and expenses of the Administrative Agent and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.
     Section 3. Representations and Warranties. Each Loan Party hereby jointly and severally represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:
          (a) After giving effect to this Amendment, each of the representations and warranties in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.
          (b) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all requisite corporate or other action on the part of such Loan Party and will not violate any of the articles of incorporation or by-laws (or other constituent documents) of such Loan Party.
          (c) This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms.
          (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
     Section 4. Reference to and Effect on the Loan Documents.
          (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.
          (b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Administrative Agent, the Collateral Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document.
          (d) Each Loan Party hereby confirms that the security interests and liens granted by such Loan Party pursuant to the Loan Documents continue to secure such Loan Party’s Secured Obligations in accordance with the terms of the Loan Documents and that such security interests and liens remain in full force and effect.
     Section 5. Costs and Expenses. As provided in Section 11.3 (Costs and Expenses) of the Credit Agreement, the Company agrees to reimburse the Administrative Agent for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.
     Section 6. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
     Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Affiliated Computer Services, Inc.,
ACS Commercial Solutions, Inc.,
ACS Education Services, Inc.,
ACS Enterprise Solutions, Inc.,
ACS HR Solutions, LLC,
ACS Outsourcing Solutions, Inc.,
ACS State & Local, Solutions, Inc.,
ACS State Healthcare, LLC,
ACS Tradeone Marketing, Inc.,
     as Borrowers

By:	/s/ Nancy P. Vineyard
	Name:	Nancy P. Vineyard
	Title:	Treasurer

ACS Worldwide Lending Limited, as Borrower
By:	/s/ Nancy P. Vineyard
Name:
Title:

Buck Consultants, LLC, as Borrower
By:	/s/ Thomas A. Fessler
	Name:	Thomas A. Fessler
	Title:	Vice-President and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO ACS CREDIT AGREEMENT)

CITICORP USA INC. as Administrative Agent and Lender
By:	/s/ David J. Wirdnam
	Name:	David J. Wirdnam
	Title:	Director and Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO ACS CREDIT AGREEMENT)